A MESSAGE FROM THE UNIFIED FUNDS

Dear Shareholders,

     As we move into the final quarter of 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, in spite of the recent market dive, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

     The Unified Funds are pleased to help our shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth, as was evidenced by the recent significant third quarter reductions in the U.S. markets, cannot last forever. Since no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     Investors have experienced a remarkably strong stock market for more than three years now. Occasionally, as was evidenced recently, the market is likely to consolidate its gains. We don't make market predictions, but it's safe to say that we do not believe the market will produce returns of 30% or more every year. Your portfolio managers believe that one of the leading risks facing investors today is the simultaneous condition of stock valuations at the high end of their historical range and the slowing of U.S. corporate earnings growth. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up", or, there could be another market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater, but more realistic and historical, long-term gains. We have attempted to structure our portfolios so that they can participate in most of the gains in rising markets, but avoid some of the volatility in declining markets. In our view, this prudent approach to investing should serve our shareholders well in the months ahead.

Recent Market Behavior

     Through mid-July, optimism prevailed in U.S. financial markets as the domestic economy grew at a robust pace, while simultaneously, inflation and interest rates remained stable at relatively low levels. Lower commodity prices and the dollar's gains against a number of currencies reduced the costs of imported goods and encouraged market enthusiasm. The excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds (low inflation and declining interest rates), and, along with other positive factors, caused investors to bid up stock prices to unsustainable levels by early July. Markets in the United States seemed, at the time, somewhat insulated from severe economic problems in Asia, Russia, and several emerging markets.

     However, since mid-July, the stock market declined substantially, as investors became concerned that the political instability in Washington and growing worldwide economic problems might result in a recession in the United States. The stock market sell-off in the most recent three months resulted in many investors across the U.S. giving back most of the gains of the prior nine months.

     Stocks declined sharply amid heightened volatility, partially because the financial crises in Asia and Russia negatively affected the earnings of some large U.S. corporations and contributed to a slow-down in U.S. economic growth. Although slower economic growth was negative for stocks, the bond market was not adversely impacted and remained poised to benefit from the fact that slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     REITs and Small U.S. Company stocks declined the most in price. After large gains during the previous 24 months, share prices of real estate investment trusts (REITs) fell during the year.

     REITs were hurt by concerns about overbuilding in some areas and about higher property prices paid by some REITs. Some investors sold REIT shares after the Federal Reserve Board, in a June letter to about 1,000 banks it supervises, noted that bank lending to REITs had risen sharply; and that this might indicate lax lending standards. In addition, supply outpaced demand somewhat as existing REITs issued additional shares and several trusts made initial public offerings of shares. In spite of the "perceived" problems, most REITs raised their dividends during the year.

     Small Company U.S. stocks declined as investors moved capital towards larger, more liquid, company names. Bonds continued to perform well during the entire year, as interest rates declined. The yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage points) from its yield at the start of the year. By September 30, 1998 the yield had fallen to below 5.0% and set a 30-year record. In the final three months, bonds were the best performing asset by a wide margin as investors sought the safety of U.S. Treasury securities as they exited the stock market.

                                 What To Do Next

     Provided that you have well defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to "stay the course" and remain invested for the long haul. However; if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification and asset allocation among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At the Unified Funds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving the the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of the correct way to invest.

     Using asset allocation strategies to achieve long-term investment goals seems particularly important in light of the recent market volatility and the impact it may have had on those who did not utilize asset allocation strategies. Do not allow the recent short-term stock and bond market fluctuations to change your investment strategy. Use a well-established asset allocation strategy to help you to stay disciplined and patient through ill market cycles (i.e., through both market declines and advances). A key goal of (and benefit from) asset allocation is to establish a "comfortable" blend of investments that can help you stay invested long-term. Historically, staying invested long-term has produced impressive results in most asset classes. Consequently, it is important for you to work closely with your financial advisor to establish a personalized asset allocation strategy that is designed specifically for your individual investment objective, time horizon, risk tolerance and investment preferences.


     According to the Financial Analysts Journal, asset allocation is one of the most important investment decisions that you can make. In fact, the Journal reported that over 91% of the variation in investment returns is due to asset allocation. The Unified Funds have been established to work hand-in-hand with each investor's asset allocation strategy. Once your asset allocation strategy has been determined, it is critically important that it be properly implemented.


     Our portfolio managers are well respected for their consistency of management style, adherence to investment philosophy, and national reputations in their specialized investment disciplines. These benefits enable investors using the Unified Funds portfolios to create a balanced and diversified investment portfolio using the same approach as many large institutional investors. Your financial advisor can assist you in establishing and monitoring a sensible asset allocation strategy that can hel you meet your long-term investment goals.

Summary

     The Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. The long-term perspective anticipates that the economy will continue to grow at a healthy, low- inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should continue. The "steady-as-she-goes" policy at the Fed should continue to provide support for this market in the very near term, and should be an excellent foundation and fertile soil for long-term investments in equity markets.

     We expect slower growth and no acceleration in inflation as the economy moves into the fourth quarter. Slower growth and stable inflation will make the Fed cautious in raising rates. While this approach is likely to please the markets, it will eventually put the Fed behind in its fight against higher prices.

     The economy continues to plod along at a controlled rate in what is proving to be an historically extensive period of economic expansion. Attention in coming months will be directed at the unemployment and wage reports and the economic and political conditions at home and abroad as giving clues to future inflation.

     While a recession is more probable than rapid growth in our opinion, what we think has the highest probability of occurring, however, is slow, sustainable real GDP growth in the 2-3% range or the so called soft landing scenario. In that scenario, inflation should remain relatively low, causing capital spending to continue to expand. Our funds remain well positioned to respond to this type of market environment.

     Six months ago, we cautioned in the semi-annual report that financial markets are not one-way streets and that investors should prepare for the occasional rough patch by maintaining a balanced portfolio of stock funds, bond funds, and money market funds. We believe that our earlier caution remains valid today.

     In summary, we believe the United States has been favored by a long term, post-cold war economic expansion and bull market. However, the recent high volatility of stocks has been, to a large degree, due to currency fluctuations and economic turmoil which has developed in a number of countries, mostly thus far, due to the first phase of economic dislocations in Southeast Asia. Other countries, however, are also beginning to experience severe financial difficulties or prolonged recessions.

     Up until this recent downturn, the United States economy was prospering with unemployment so low that the Federal Reserve was concerned that inflation would reaccelerate. The Federal Reserve had been leaning toward raising interest rates to prevent inflation. However, toward the end of the third quarter, it became evident that economic turmoil was increasing elsewhere.

     We are hopeful that the U.S. economy will continue to prosper in the months ahead, and that the Federal Reserve will lower interest rates sufficiently and in a timely fashion, to allay concerns of investors about adverse developments abroad. We will try to steer a course between defensiveness to preserve capital from the erosion of market declines, and yet make headway by investing in stocks likely to be favored by investors when risks are reduced so as to make progress for the stockholders over the long term.

                            Our Money Market Strategy

     Unless unanticipated changes occur in the very near term, we expect inflation to remain subdued and interest rates to remain relatively low for the next few years, especially if the Federal Reserve in cooperation with the central banks of seven major industrial nations, can continue to be successful in maintaining slow, non-inflationary growth in their respective economies. In the near term, we believe that the greatest influence on interest rates will continue to be the rate of inflation.

     For some time now, our portfolio managers have been taking steps to assure high-grade, low-risk portfolios for the Unified Taxable Money Market Fund. They continue to stress quality by investing exclusively in the highest rating categories tier one securities. Our priorities are safety first, along with liquidity, quality and responsive services, and then yield. Our money market fund remains committed to professional responsiveness to the changing financial markets, ensuring that the Fund's portfolio continues to seek the highest possible safety, liquidity, services and returns consistent with your needs and the Fund's fundamental objectives and investment policies. In the meantime, as we all anxiously anticipate and monitor the economy, your Fund continues to provide high quality, conservative, investments with excellent service.

Our V.O.I.C.E.(sm) Program

     The Unified Funds are proud of its innovative program, V.O.I.C.E. (Vision for Ongoing Investment in Charity and Education)(sm) by which individual and institutional customers of the Unified Funds can cause contributions to be made to educational, charitable, religious and other philanthropic not-for-profit organizations at no cost to the shareholder or the Funds.

     One of the primary focuses of the V.O.I.C.E. (sm) program is to support and supplement education in America by funding those not-for-profit organizations which assist our universities and colleges, especially endowments, foundations and general scholarship funds. The Program is just one of many ways that we can all give "a little bit of ourselves" back to our communities, schools, colleges, universities, churches and other not-for-profit organizations. This unique fundraising program was designed and invented by Unified Investment Advisers, Inc. to assist not-for-profit organizations in their funding efforts, and we hope that you will continue to participate in the Program and direct us to contribute on your behalf to the not-for-profit of your choosing. Numerous university/college endowments, foundations, general scholarship funds and not-for-profit organizations across the country are presently benefiting from the Program.

     In closing, we want to thank you for the opportunity to continue to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

                                                     Respectfully Submitted,


                                                     Timothy L. Ashburn
                                                     President

THE STARWOOD STRATEGIC FUND
---------------------------
Managed by :  Andrew E. Beer

                       Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the inception of the Fund on April 4, 1996---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.



  Average Annual Total              Starwood
Return for the Period               Strategic               S & P 500
Ended September 30,1998               Fund                    Index
-----------------------               ----                    -----


Since Inception (4/4/96)              7.90%                   19.26%

10/1/97 - 9/30/98                      .43%                    7.36%


*  Past performance is not predictive of future performance.


                                  Performance


There are several ways to evaluate a fund's historical performance: total perecentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains ( the profits the fund earns when it sells securities that have grown in value).



--------------------------------------------------------------------------------
(A line graph comparing the Growth of a $10,000 investment from April 4, 1996 to September 30, 1998 in the Starwood Strategic Fund to the change in the S&P 500.)
--------------------------------------------------------------------------------


                   Top Ten Holdings as of September 30, 1998
                      Percent of Fund's Total Investments

Bell Atlantic                                                        4.2%
Genentech Inc.                                                       4.2%
Texas Utilities Co.                                                  4.1%
Bristol Myers Squibb                                                 4.1%
Johnson & Johnson                                                    4.0%
International Business Machines                                      3.9%
Phillip Morris Inc.                                                  3.9%
AT&T Corp.                                                           3.8%
Eli Lilly Co.                                                        3.8%
MCI Worldcom Inc.                                                    3.8%

Investment Review
-----------------

Q:  Who should consider the Starwood Strategic Fund?

A: The Starwood Strategic Fund invests principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies. Current income is an incidental consideration and many of the Fund's investments should provide regular dividends which may grow over time. From time to time, when market conditions appear vulnerable to a substantial decline, stocks may be sold to attempt to avoid such a decline and the proceeds of sale invested in obligations such as U.S. Government securities to protect against a general decline which might otherwise cause most equity securities to decline. When the uncertainties which appear to worry investors abate, the Starwood Strategic Fund will again invest in a diversified portfolio of mostly quality growth stocks. Hence, it is appropriate for investors who have a long term view and seek primarily appreciation.

Q: What are your views on the economic factors that have affected the market during the past six months?

A: We believe the United States has been favored by a long term, post-cold war economic expansion and bull market. However, currency fluctuations and economic turmoil have developed in a number of countries, mostly thus far, in Asia. Others are experiencing severe financial difficulties or prolonged recessions. Up until recently the United States economy was prospering, with unemployment so low that the Federal Reserve was concerned that inflation would reaccelerate. The Federal Reserve had been leaning toward raising interest rates to prevent inflation. However, toward the end of the fiscal year for the Starwood Strategic Fund, it began to be evident that economic turmoil was increasing elsewhere. As the stock market began to decline significantly during the summer, the Fund sold most of the equity securities to preserve the capital of the Fund. Then, just before year end, in anticipation that the Federal Reserve would begin to lower interest rates to continue the economic growth of the United States, a number of securities were purchased which were selected to be resistant to a market decline, some which are likely to benefit if interest rates decline further, and others appeared to growing rapidly in industries that are not vulnerable to the economic difficulties in foreign countries. Hence, these stocks may be able to weather a period of consolidation, or a general market decline that is not steep, and could appreciate substantially when the stock market rallies. However, should uncertainties grow and the general market appear vulnerable to further substantial decline, the Fund would again sell the equity securities and keep the proceeds invested in defensive securities until the post-cold war bull market resumes or a different and better economic climate fosters a new bull market.

Q: What factors contributed to the Fund's below-market performance?

A: The Fund's performance was affected by the volatility of the market during the past year, and by the attempt to take protective action. The Fund performed comparatively well during the first part of its fiscal year. The high volatility of stocks in general during the Fall of last year was due to the collapse of currencies and economies in the first phase of economic dislocations in Southeast Asia. Despite further problems in additional countries, the Fund performed quite well until a majority of stocks began to decline significantly during the summer of 1998. Then the Fund sold most of its portfolio of equities and maintained a very defensive position for a short time. As a rally developed the Fund invested its capital in stocks of companies likely to prosper even if economic problems in foreign countries began to affect the United States economy, while maintaining substantial reserves. The cost of transactions and the stock market decline toward the end of the year reduced the performance. Yet taking defensive actions from time to time may guard against severe stock market declines and contribute to better performance in the long term.

Q:  How have you positioned the Fund's portfolio to improve performance?

A: By taking defensive action to sell stocks when uncertainties increase greatly, yet by investing in some of the best stocks having potential to grow over the long term the Fund will strive to protect against substantial declines and benefit stockholder with appreciation when market conditions are favorable. The portfolio is well diversified and balanced with an emphasis on stocks of companies which can grow despite the problems looming for countries in other parts of the world and their effect on the U.S. economy.

Q: Based on the market's current environment, what is Starwood's investment strategy for the months ahead?

A: We are hopeful that the U.S. economy will continue to prosper in the months ahead, and that the Federal Reserve will lower interest rates sufficiently and in a timely fashion, to allay concerns of investors about adverse developments abroad. We will try to steer a course between defensiveness to preserve capital from the erosion of declines, and yet make headway by investing in stocks likely to be favored by investors when risks are reduced so as to make progress for the stockholders over the long term.

The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE LAIDLAW FUND
----------------
Managed by :  Jack R. Orben

                       Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the inception of the Fund on March 3, 1992---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.



  Average Annual Total
 Return for the Period              Laidlaw                 S & P 500
Ended September 30,1998              Fund                     Index
-----------------------              ----                     -----


Since Inception (3/3/92)             12.53%                  15.07%
10/1/97 - 9/30/98                    -3.31%                   7.36%
10/1/93 - 9/30/98                    14.26%                  19.46%



   *     Past performance is not predictive of future performance.


                                  Performance


There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).



--------------------------------------------------------------------------------
(A line graph comparing the growth of a $10,000 investment from March 3, 1992 to September 30, 1998 in the Laidlaw Fund to the change in the S&P 500)
--------------------------------------------------------------------------------


                    Top Ten Holdings as of September 30, 1998
                       Percent of Fund's Total Investments

Merck & Company                                                       13.4%
Lucent Technologies                                                   13.0%
Pharmacia & Upjohn Company                                            11.6%
Sun Microsystems                                                      10.3%
H. J. Heinz Company                                                   10.0%
Bank of New York                                                       9.4%
Cigna Corp.                                                            9.0%
A.G. Edwards Inc.                                                      8.6%
Federal Express                                                        8.5%
Sears Roebuck & Company                                                6.2%

Investment Review
-----------------

Q:  Who should consider The Laidlaw Fund?

A: The Laidlaw Fund is suitable for investors with long-term investment goals and who seek growth of capital, current income and growth of income. The Fund invests principally in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

Q: What are your views on the economic factors that have affected the market during the past six months?

A: During the late summer and early fall, the global economic conditions deteriorated. Not just one, but several countries experienced significant economic trauma, and our own domestic market reacted negatively. We anticipate that our domestic economy will continue its positive growth and that the Federal Reserve will be accommodative to insure that our economy withstands the global difficulties.

Q:  What factors have contributed to the Fund's performance this year?

A: Our investment strategy of staying fully invested was tested during the late summer and early fall (August through mid-September. Throughout this period our strategy was to remain invested in a diversified portfolio of high quality common stocks that qualified under the terms of our prospectus. As a consequence of our fully invested posture, the portfolio performance generally followed that of the market, as measured by the Dow Jones Industrial Average, which was down 1.29% for the period 10/1/97 through 9/30/98. However, the Laidlaw Fund trailed the broader S&P 500 Index, due to the fact that the S&P 500 is made up of stocks whose capitalization is generally more modest than the securities that comprise the Dow Jones Industrial Average and the portfolio of the Laidlaw Fund.

Q:  How have you positioned the Fund's portfolio to improve performance?

A: Several issues were pruned from the portfolio during this past fiscal year, leaving a care portfolio we believe to be well positioned for the coming months. Today the portfolio has good representation in several diverse sectors of our economy, including finance, technology, and pharmaceuticals.


The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE FIRST LEXINGTON BALANCED FUND
---------------------------------
Managed by :  Dr. Gregory W. Kasten

                       Performance and Investment Summary

Total Returns show how the value of the Fund's shares changed over a set period---in this case, since the inception of the Fund on March 13, 1997---and assume that you held the shares through the entire period and reinvested all distributions into the Fund. These Total Return figures are compared to the benchmark performance of the S&P 500---a widely recognized, unmanaged index of common stocks. Please note that indices do not take into account fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index.




 Average Annual Total            First Lexington
Return for the Period               Balanced                  S & P 500
Ended September 30,1998               Fund                      Index
-----------------------               ----                      -----

Since Inception (3/13/97)             5.98%                    17.73%

10/1/97 - 9/30/98                    -1.09%                     7.36%



*      Past performance is not predictive of future performance.




                                  Performance

There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's Total Return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).



--------------------------------------------------------------------------------
(A line graph comparing the growth of a $10,000 investment from March 13, 1997 to September 30, 1998 in the First Lexington Balanced Fund to the change in the
S&P                                                                         500)
--------------------------------------------------------------------------------



                       Holdings as of September 30, 1998
                      Percent of Fund's Total Investments


Vanguard Total Bond Market Index                    24.7%
Vanguard Extended Market Index                      15.8%
Vanguard Index Trust 500 Portfolio                  15.5%
Vanguard Specialized Real Estate Index Fund         15.4%
Vanguard International Growth                       15.1%
Vanguard GNMA Portfolio                              9.5%

Investment Review
-----------------

Q:  Who should consider The First Lexington Balanced Fund?

A: The First Lexington Balanced Fund is suitable for investors seeking long term growth of capital and current income. It is intended for investors desiring a balanced mix of both stocks and bonds to reduce overall risk. The Fund invests primarily in a diversified portfolio of other no-load mutual funds that invest in one of the following six financial assets classes. (1) large company U.S. stocks, (2) small company U.S. stocks, (3) international stocks, (4) real estate investment trusts, (5) cash equivalents, and (6) long-term investment rated corporate and government bonds. The portfolio manager believes this method of diversification reduces long term risk, which may further appeal to investors desiring such risk management discipline.

Q: What are your views on the economic factors that affected the market during the past six months?

A: For the first nine months through June 30, 1998, optimism prevailed in U.S. financial markets. The domestic economy grew at a robust pace, yet inflation and interest rates remained stable at relatively low levels, making the United States seem somewhat insulated from severe economic problems in Asia, Russia, and several emerging markets. While those problems were strongly felt in reduced demand and lower prices for a number of commodities--including oil and precious metals--Asia's storm clouds had a silver lining for U.S. investors. Interest rates and inflation were held down by lower commodity prices and by the dollar's gains against a number of currencies, which reduced the costs of imported goods. These positive factors caused investors to bid up stock prices to unsustainable levels by early July. In the last three months (July, August, and September) the stock market declined substantially as investors became concerned about political instability in Washington and that the world wide economic problems would result in a recession in the United States.

Q:  What factors contributed to the Fund's performance?


A: The Fund did not perform at the level of the S&P 500 due to the fact that the Fund's investment policies dictate that the portfolio be diversified over six asset classes. Large company U.S. stocks, as measured by the S&P 500, outperformed the other five classes during the Fund's fiscal year. The Fund's exposure to the other five classes, which did not perform as well during the period, caused the overall performance to be lower.


The first nine months through June 30, 1998 were bountiful for investors in stocks and bonds--a sharp, but brief, market downturn in late October, 1997 notwithstanding. The stock market's advance was--once again--led by a relatively narrow segment of blue-chip growth companies. The general upswing reflected a remarkable mix of strong economic growth, low unemployment, tame inflation, and declining interest rates. The stock market sell-off in the final three months resulted in many investors across the US giving back the gains of the prior nine months.

REIT's and Small U.S. Company stocks declined the most in price. After large gains during the previous 24 months, share prices of real estate investment trusts (REITs) fell during the year. Share prices of REITs were hurt by concerns about overbuilding in some areas and about higher property prices paid by some REITs. Some investors sold REIT shares after the Federal Reserve Board, in a June letter to about 1,000 banks it supervises, noted that bank lending to REITs had risen sharply and said that this might indicate lax lending standards. In addition, supply outpaced demand somewhat as existing REITs issued additional shares and several trusts made initial public offerings of shares. In spite of the "perceived" problems, most REITs raised their dividends during the year.

Shares of Small Company U.S. stocks declined as investors moved capital towards larger, more liquid, company names. Bonds performed well the entire year as interest rates declined. The yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year. By September 30, 1998 the yield had fallen to below 5.0% and set a 30 year record. In the final three months bonds were the best performing asset by a wide margin as investors sought the safety of U.S. Treasury securities as they exited the stock market.

Q: Based on the market's current environment, what is The First Lexington Balanced Fund's investment strategy for the months ahead?

A: By the summer of 1998 the Fund's portfolio asset allocation percentages had been temporarily repositioned more heavily into fixed income securities. The strategy was intended to help preserve the Fund's assets during what the manager believed to be a period of high risk for equities, and position the Fund's assets to take advantage of a possible equity market sell-off. The strategy was further intended to reduce risk during this period of uncertainy and potentially extreme volatility. Following the equity sell-off the Fund increased its position in REITs, Small Company U.S. stocks and Large Company U.S. stocks, while reducing the fixed income positions. These position changes should reward investors during 1999 if a rebound occurs in the equity markets and, in particular, Small Company U.S. stocks begin to out perform Large Company U.S. stocks.

The views expressed in this report are those of the Adviser through the end of the period stated on the cover. The Adviser's views and opinions are based on economic data, market conditions and other information and are subject to change at any time.

THE TAXABLE MONEY MARKET FUND
-----------------------------
Managed by:  Jack R. Orben


                                  Performance

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.


                              Yield for the Period
                             Ended September 30,1998
                             -----------------------


                          30-day yield             4.30%

                          7-day effective yield    4.43%

    *        Past performance is not predictive of future performance.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Investment Review
-----------------

Q: Why should investors consider investing in The Unified Taxable Money Market Fund?

A: A prudent wealth-building strategy includes placing the "cash" portion of an investor's portfolio into liquid and very conservative investments. Money market funds are an excellent and suitable investment option for money which is awaiting near term utilization into more aggressive, higher yielding investments, or, that you wish to keep readily available to meet emergencies and/or unanticipated events.

Q: For the previous six-month period, how would you describe the economic climate that affected the types of instruments in which money market mutual funds invest?

A: Midway through the previous six-month period, the U.S. markets were impacted by a series of foreign financial crises which, coupled with less robust earnings forecasts for American companies (especially those doing significant business abroad) prompted a "flight to quality." As investors moved from stocks to U.S. Treasury securities, the yield for the bellwether 30-year Treasury Bond plummeted to below 5%, a level that had not been seen for 30 years. The Federal Reserve, convinced that inflation was not a threat, intervened to lower federal funds rates, reducing the rate by .75% in three increments. Investors responded by moving funds back into stocks, thereby bidding up the yield on the 30-year Treasury Bond back above 5%. Throughout this period discount rates for short-term instruments dropped concomitantly, especially for government agency discount notes such as FNMA and FHLB issues. In the last few weeks the rates for these instruments has begun to rise.

Q:  How have you responded to these changing conditions?

A: Our response has been to take steps to increase the percentage of the fund which is invested in high grade commercial paper, thereby increasing yield without sacrificing safety. Concentrating only on those companies with the highest short-term ratings, we have begun to add to the fund's yield by increasing the concentration in higher-yielding commercial issuers. We are confident that over the ensuing weeks, the fund can continue to add these issues while still keeping our focus on safety.

Q:  How have you positioned the Fund for the future?

A: For some time now we have been taking steps to assure a high-grade, low-risk portfolio for the Unified Taxable Money Market Fund. Our priorities are safety first, along with liquidity, and yield second. Our money market fund portfolio manager remains committed to professional responsiveness to the changing financial markets, ensuring that the Vintage portfolio continues to seek the highest possible safety and returns consistent with the fundamental objectives and investment policies of the portfolio In the meantime, as we anticipate and monitor the economy, your fund continues to provide high quality, conservative investments with excellent service. Moving forward, we anticipate a larger concentration of the portfolio in first tier commercial paper issuers, which we anticipate will increase the yield of the Fund.

INVESTMENTS-THE STARWOOD STRATEGIC FUND
---------------------------------------
Statement of Net Assets September 30, 1998



                                    Number     Market
                                   of Shares    Value
                                   ---------    -----

Common Stocks - 89.19%
----------------------
Broadcasting & Publishing - 3.76%
     Warner Lambert                   500     $37,750

Computer Software - 3.19%
     Oracle Corporation             1,100      32,037

Computer Systems - 20.70%
     America On Line*                 300      33,375
     Cisco Systems, Inc. *            500      30,907
     Dell Computer*                   500      32,875
     EMC Corporation*                 650      37,172
     International Business Machine   315      40,320
     Microsoft Corporation*           300      33,019

Data Telecommunication - 2.98%
     Tellabs Inc. *             750            29,860

Diversified Conglomerates - 4.02%
     Phillip Morris Inc.              875      40,305

Drugs & Health Care - 16.02%
     Bristol Myers Squibb             400      41,550
     Lilly Eli & Company              500      39,156
     Merck & Company, Inc.           300       38,869
     Johnson & Johnson                525      41,081

Office Supplies - 7.07%
     Herman Miller                  1,700      33,575
     Mindsprings Enterprise Inc.*     900      37,350

                        *Non-income producing securities.


                                    Number       Market
                                 of Shares       Value
                                 ---------       -----

Photographics - 3.66%
     Eastman Kodak Co.*               475       $36,724

Retail - 3.54%
     Wal Mart Stores Inc.             650        35,506

Telecommunications - 20.07%
     AT&T Corporation                 675        39,446
     Bell Atlantic                    900        43,594
     Genentech Inc.*                  600        43,125
     MCI WorldCom Inc. Ga.*           800        39,100
     Sprint Corporation               500        36,000


Utilities - 4.18%
     Texas Utilities Co.              900        41,907

Total Common Stocks                           $ 894,603
                                              ---------
(cost $ 906,664)

Repurchase  Agreements-  13.26  %
----------  -----------  -----  -

Star Bank($135,000 GNMA II 8395,03/20/24) Purchase Date 09/30/98, Maturity Date 10/01/98, Amount payable at maturity $133,018

Total Repurchase Agreements                   $ 133,000
                                              ----------
     (Cost $133,000)

Total Investments -102.45%
--------------------------
     (Identified cost $1,039,664)           $1,027,603

Other Assets and Liabilities, Net - (2.45)%   (24,539)
-------------------------------------------   --------

Net Assets - 100%                          $ 1,003,064
                                           ===========

INVESTMENTS-THE LAIDLAW FUND
----------------------------
Statement of Net Assets September 30, 1998



                                    Number     Market
                                  of Shares    Value
                                  ---------    -----

Common Stocks - 95.64%
----------------------
Banks - 8.98%
     Bank of New York               3,648     $99,864

Computer Systems - 9.85%
     Sun Microsystems *             2,200     109,589

Data Telecommunication - 12.42%
     Lucent Technology              2,000     138,126

Delivery Services - 8.11%
     Federal Express  *             2,000      90,250

Drugs & Health Care - 12.81%
     Merck & Company, Inc.          1,100     142,519

Food & Beverage - 9.65%
     H. J. Heinz Company            2,100     107,363

Insurance - 8.56%
     CIGNA Corp.                    1,440      95,220

                                   Number      Market
                                  of Shares     Value
                                  ---------     -----


Investment Companies - 8.18%
     A. G. Edwards Inc.             3,000     $90,939

Pharmaceutical - 11.12%
     Pharmacia  & Upjohn Company    2,465     123,713

Retail - 5.96%
     Sears Roebuck & Company        1,500      66,282


Total Common Stocks
     (Cost $454,526)                       $1,063,865
                                            ---------

Total Investments - 95.64%
--------------------------
     (Identified cost $454,526)            $1,063,865

Other Assets and Liabilities, Net - 4.36%      48,534
-----------------------------------------      ------


Net Assets - 100%                          $1,112,399
                                           ==========


         *Non-income producing securities.

INVESTMENTS-THE FIRST LEXINGTON BALANCED FUND
---------------------------------------------
Statement of Net Assets September 30, 1998


                                                                 Number          Market
                                                                of Shares        Value
                                                                ---------        -----
Mutual Funds - 95.59%
     Vanguard Index Trust 500 Portfolio                          10,329        $ 976,662
     Vanguard Extended Market Portfolio                          36,872          995,902
     Vanguard GNMA Fund                                          56,983          600,595
     Vanguard International Growth                               58,468          951,282
     Vanguard Specialized Real Estate Index Fund                 84,007          974,484
     Vanguard Total Bond Market Index                           149,844        1,562,877

Total Mutual Funds
     (Cost $6,384,381)                                                         6,061,802
                                                                               ---------

Repurchase Agreements - 4.01%
-----------------------------
     Star Bank ($260,000 GNMA II 8395, 03/20/24)
          Purchase Date 09/30/98, Maturity Date 10/01/98,
          Amount Payable at Maturity $254,035

Total Repurchase Agreements
     (Cost $254,000)                                                          $  254,000
                                                                               ---------

Total Investments - 99.60%
--------------------------
        (Identified cost $6,638,381)                                         $6,315,802

Other Assets and Liabilities, Net - .40%                                         25,571
----------------------------------------                                     ----------

Net Assets - 100%                                                            $6,341,373
                                                                             ==========

INVESTMENTS-THE TAXABLE MONEY MARKET FUND
-----------------------------------------
Statement of Net Assets September 30, 1998

                                                                    Par Value      Value (Note 2)
                                                                    ---------      --------------
Commercial Paper - 25.62%
-------------------------
Lucent Technology 5.46%, 10/22/1998                                 3,000,000      $2,990,445
General Motors Credit Corporation 5.46%, 11/19/1998                 2,000,000       1,985,136
IBM Credit Corporation 5.625%, 12/03/1998                           2,000,000       1,981,100
Disney Walt Company 5.40%, 12/16/1998                               2,000,000       1,977,200
United Parcel Service 5.32%, 12/29/1998                             2,000,000       1,973,696
Ford Motor Credit Corporation 5.43%, 01/07/1999                     2,000,000       1,970,437
Merrill Lynch 5.51%, 01/27/1999                                     2,000,000       1,964,078
General Electric Capital Corporation 5.50%, 02/23/1999              2,000,000       1,955,695

Total Commercial Paper
             ( Cost $16,797,787)                                                  $16,797,787
                                                                                   ----------

U.S. Government Securities - 67.91 %
------------------------------------
Federal Farm Credit Bank 5.34%, 01/06/1999                          2,000,000      $1,971,223
Federal Farm Credit Bank 5.34%, 01/19/1999                          2,000,000       1,967,367
Federal Home Loan Mortgage 5.37%, 10/01/1998                        4,000,000       4,000,000
Federal Home Loan Mortgage 5.38%, 11/25/1998                        3,000,000       2,975,342
Federal National Mortgage Association 5.36%,  10/08/1998            2,000,000       1,997,916
Federal National Mortgage Association 5.36%,  10/13/1998            2,000,000       1,996,427
Federal National Mortgage Association 5.36%,  10/14/1998            2,000,000       1,996,129
Federal National Mortgage Association 5.37%,  10/21/1998            3,000,000       2,991,050
Federal National Mortgage Association 5.36%,  10/22/1998            2,000,000       1,993,747
Federal National Mortgage Association 5.35%,  11/23/1998            2,000,000       1,984,247
Federal National Mortgage Association 5.38%,  11/25/1998            2,000,000       1,983,561
Federal National Mortgage Association 5.35%,  12/28/1998            2,000,000       1,973,844
Federal National Mortgage Association 5.36%,  01/04/1999            2,000,000       1,969,603
Federal National Mortgage Association 5.34%,  01/06/1999            2,000,000       1,971,224
Federal National Mortgage Association 5.26%,  01/11/1999            3,000,000       2,955,290
Federal National Mortgage Association 5.32%,  01/19/1999            3,000,000       2,951,233
Federal National Mortgage Association 5.14%,  02/18/1999            3,000,000       2,940,033
Federal National Mortgage Association 5.32%,  02/26/1999            2,000,000       1,956,258
Federal National Mortgage Association 5.30%,  03/01/1999            2,000,000       1,955,539

Total U.S. Government Securities
                   (Cost $61,327,820)                                             $44,530,033
                                                                                   -----------


Repurchase Agreements - 6.25%
-----------------------------
     Star Bank ($4,135,000 GNMA II 8395 03/20/24)
          Purchase Date 09/30/98, Maturity Date 10/01/98,
          Amount payable at Maturity $4,100,558

Total Repurchase Agreements
     (Cost $4,100,000)                                                            $  4,100,000
                                                                                    -----------
Total Investments - 99.78%
--------------------------
     (Amortized cost $65,427,820)                                                  $65,427,820
Other Assets and Liabilities, Net -.22 %                                               147,487
----------------------------------------                                               -------
     Net Assets - 100%                                                             $65,575,307
                                                                                   ===========


STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of  September 30, 1998

                                                                                     First          Taxable
                                                   Starwood                        Lexington         Money
                                                   Strategic          Laidlaw      Balanced          Market
                                                     Fund              Fund          Fund            Fund
                                                     ----              ----          ----            -----

ASSETS

     Investments, at value (Note 2) ........   $    1,027,603        $ 1,063,865  $ 6,315,802    $ 65,427,820
     Cash .................................               234             33,614          616          97,656
     Dividend receivable ...................              598              2,492       11,137             ---
        Interest receivable ................               18                ---           35             558
     Receivable from adviser   .............           11,488             13,840       16,486         110,301
     Other receivable.......................              ---               ---           ---             671
     Receivable for shares sold.............              ---               ---         2,296             751
                                                   -----------       -----------    ----------           ----

     Total assets ..........................        1,039,941          1,113,811    6,346,372       65,637,757

LIABILITIES

     Payable for Investment purchased.......           35,662                ---          ---              ---
     Accrued expenses (Note 2)..............            1,215              1,412        4,999           62,450
                                                   -----------        ----------   -----------     ------------

      Total liabilities.....................           36,877              1,412         4,999           62,450
                                                   -----------        ----------   ------------     -----------

NET ASSETS .................................   $    1,003,064        $ 1,112,399    $ 6,341,373    $ 65,575,307
                                                   ===========        =========      =========       ==========

Net assets consist of:
     Paid-in capital .......................          834,625            118,162     6,600,365      65,575,307
     Undistributed net realized gain
     on investments ........................          180,499            384,898        63,586             ---
     Net unrealized appreciation (depreciation) in
         value of investments                         (12,060)           609,339      (322,578)            ---
                                                    -----------         --------    -------------    -----------

Net assets .................................$        1,003,064       $ 1,112,399     $ 6,341,373    $ 65,575,307
                                                 ==============        =========       =========      ==========

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........           107,376          587,372         609,452      65,575,307

Net asset value per share, offering
     and redemption price ..................            $ 9.34           $ 1.89         $ 10.41          $ 1.00

The accompanying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS
------------------------
For the period ended  September 30, 1998
                                                                                       First         Taxable
                                                       Starwood                      Lexington        Money
                                                       Strategic      Laidlaw         Balanced        Market
                                                        Fund           Fund             Fund           Fund
                                                        ----           ----             ----           ----

INVESTMENT INCOME:
     Interest ..............................        $    4,814    $    1,069       $    32,564     $ 2,948,682
     Dividends .............................             7,743        39,235           240,056             ---
     Miscellaneous Income ..................               ---           ---                 7             ---
                                                      ----------   -----------      -------------   -----------
         Total net income ..................            12,557        40,304           272,627       2,948,682
                                                      ----------   -----------       -----------     ---------

EXPENSES:
     Investment adviser fees (Note 3) ......            11,297        26,352            43,637         420,622
     Transfer agent fees (Note 3) ..........               256           629               478           4,211
     Fund accounting fees ..................               256           629               478           4,211
     Printing.  ............................               161           407             1,152          10,763
     Administrative service fees ...........             1,135         2,795             2,583          22,742
     12B-1 fees (Note 3)....................             1,055         2,481             6,456          54,223
     Auditing fees .........................              ---           ---                628           1,275
     Legal fees ............................               798         2,069             4,843          37,355
     Trustee's fees ........................               231         1,104             2,533          19,534
     Custodian fees.........................               238           585               763           8,281
     Registration and filing fees ..........             4,778         4,707             2,506          25,622
     Postage ...............................               345           739             1,741          11,910
     Shareholder servicing fees (Note 2) ...             1,583         3,721             9,713          81,334
     Amortization of organization expenses               2,266         2,266             2,266           2,273
     Insurance .............................               995           878               799             592
     Other expenses ........................             1,877         1,647               ---           1,092
                                                       --------      --------          ----------    ----------
           Total net expenses ..............            27,271        51,009            80,576         706,040
                                                       --------      --------          ----------     --------
Less: Expense reimbursement
     from adviser (Note 3) .................            11,488        13,840            16,486         110,301
                                                       --------      --------          ----------      -------

NET INVESTMENT INCOME (LOSS) ...............           (3,226)         3,135           208,537       2,352,943
                                                       --------      --------         -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS

     Net realized gain (loss) on investments           195,443        954,882            63,573         ---
     Net realized gains from other
          Investment companies..............               ---            ---            85,407         ---
     Change in net unrealized
          appreciation of investments ......          (198,366)      (823,936)         (466,122)        ---
                                                     -----------     ----------      -----------    -----------
     Net gain (loss) on investments ........            (2,923)       130,946          (317,142)        ---
                                                       --------       ---------      -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............      $     (6,149)    $  134,081      $   (108,605)   $ 2,352,943
                                                       =========      ========        ===========    =========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                     Starwood Strategic Fund             Laidlaw Fund
                                                                     -----------------------             ------------

                                                                      Year          Year                Year           Year
                                                                     Ended         Ended                Ended          Ended
                                                                    Sept 30,      Sept 30,             Sept 30,       Sept 30,
                                                                     1998          1997                 1998           1997
                                                                     ----          ----                 ----           ----

INCREASE  (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................            $  (3,226)      $ (9,701)            $ 3,135        $    335
     Net realized gain (loss) on investments ........               195,443         6,241             954,882         453,387
     Change in net unrealized appreciation of investments         (198,366)       166,805            (823,936)      1,433,275
                                                                 ------------    ----------           --------     -----------
Net Increase (Decrease) in net assets resulting from operations     (6,149)       173,345             134,081       1,886,997

Dividends and distributions to shareholders from:
Net realized gains   ................................                  ---        (16,240)               ---         (453,372)
Net investment Income ...................                              ---          ---                (3,134)           (325)
                                                                                                       ------            ----

Capital share transactions:
     Proceeds from shares sold ......................              173,696        656,554               98,866        230,238
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions                  ---         16,240                2,864        379,474
                                                                 ------------    ---------            ---------     ----------
                                                                   173,696        672,794              101,730        609,712

   Cost of shares redeemed ..........................             (301,469)      (176,371)          (2,040,620)    (2,435,409)
                                                                 ----------      ---------         ------------     ----------
      Net increase in net assets resulting from
          capital share transactions ................             (127,773)       496,423           (1,938,890)    (1,825,697)
                                                                -----------       --------           ----------    -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                     (133,922)       653,528           (1,807,943)      (392,397)

NET ASSETS:
     Beginning of period ............................            1,136,986        483,458            2,920,342       3,312,739
                                                                 ---------        -------            ---------       ---------
     End of period (including undistributed
          net investment income/net investment loss)        $    1,003,064    $ 1,136,986          $ 1,112,399     $ 2,920,342
                                                               ============    ===========         ===========     ===========

   Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................               17,636         78,146              50,129          119,583
      Shares issued to shareholders in reinvestment
     dividends and distributions ....................                  ---          1,746               1,469          194,104
                                                                 -----------      --------          -----------     ----------



NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................              (14,844)        59,382            (906,165)       ( 416,731)
                                                                =============    =========           ========         =========
   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                      First Lexington                  Taxable Money
                                                                      Balanced Fund                    Market Fund
                                                                      -------------                    -----------

                                                                Year               Year              Year           Year
                                                                Ended              Ended             Ended         Ended
                                                                Sept 30,         Sept 30,           Sept 30,      Sept 30,
                                                                 1998              1997              1998          1997
                                                                 ----              ----              ----          ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................       $   208,537         $  8,756          $ 2,352,943    $ 2,075,516
     Net realized gain (loss) on investments ........           148,980            4,095              ---             ---
     Change in net unrealized appreciation of investment       (466,122)         143,544              ---             ---
                                                               ---------         -------         ------------  ------------
Net Increase(Decrease) in net assets resulting from operations (108,605)         156,395            2,352,943      2,075,516

Dividends and distributions to shareholders from
     Net realized gains..............................           (85,407)         (4,092)              ---            ---
     Net investment income ..........................          (208,527)         (7,412)          (2,352,943)    (2,075,516)
                                                               ---------       ---------          -----------   -----------
TOTAL INCREASE (DECREASE)............................          (402,539)         144,891              ---            ---

Capital share transactions:
     Proceeds from shares sold ......................         4,552,823        3,006,501          192,713,015    146,134,876
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions           292,861           11,504            2,176,703      2,224,498
                                                                -------           ------           ---------      ---------
                                                              4,845,684        3,018,005          194,889,718    148,359,374

 Cost of shares redeemed ............................        (1,166,283)        (107,373)       (179,934,121)   148,284,175)
                                                             -----------      -----------       -------------   ------------
     Net increase in net assets resulting from
          capital share transactions ................         3,679,401        2,910,632           14,955,597         75,199
                                                             -----------      ----------          -----------        -------
 TOTAL INCREASE (DECREASE) IN NET ASSETS                      3,276,862        3,055,523           14,955,597         75,199

NET ASSETS:
     Beginning of period ............................         3,064,511            8,988           50,619,710     50,544,511
                                                            -----------         ---------          ----------    -----------
     End of period (including undistributed net
           investment income/net investment loss) ...     $   6,341,373      $ 3,064,511          $65,575,307    $50,619,710
                                                             ==========      ===========           ==========     ==========

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................           414,909          301,698          192,713,015    146,134,876
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............            26,891            1,045            2,176,703      2,224,498
                                                             -----------       ---------         ------------    -----------
                                                                441,800          302,743          194,889,718    148,359,374
     Shares redeemed ................................          (110,676)         (32,342)       (179,934,121)  (148,284,175)
                                                             -----------       ---------         ------------  -------------

   NET INCREASE (DECREASE)IN NUMBER OF
     SHARES OUTSTANDING .............................           331,124          270,401           14,955,597        75,199
                                                             ===========       =========          ===========     =========


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                    Starwood     Starwood     Starwood      Starwood
                                    Strategic    Strategic    Strategic     Strategic
                                      Fund         Fund         Fund          Fund
                                      ----         ----         ----          ----
                                     1998(a)       1997         1996         1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 9.30       $7.69       $10.00       $ 10.00
Income from investment
     Operations:
     Net investment income ....       (0.03)      (0.26)       (3.23)         0.00
     Net realized and unrealized
      gain (loss) on investments       0.07        2.00         0.92          0.00
     Total from investment income      0.04        1.74        (2.31)         0.00
                                      -----        -----       -----        ------
Less distributions:
     Dividends from realized gains     0.00       (0.13)        0.00          0.00
     Dividends from net
     investment income ........        0.00        0.00         0.00          0.00
                                       ----       -----        -----          ----
Total from distributions ......        0.00       (0.13)        0.00          0.00
                                       ----       ------       -----          ----

    Net asset value at end of period $ 9.34      $ 9.30        $7.69        $10.00
                                      =====       =====         ====         =====

TOTAL ANNUALIZED
     RETURN (%) (e)...........         0.43       20.94        (3.97)(d)    (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period    1,003,064   1,136,986        483,458       2,705

     Ratio of expenses to
          average net assets ..       2.59%       4.26%         15.99%       0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..       1.50%       2.54%         15.25%       0.00%
     Ratio of net investment
          Income to average net
               assets .........     (1.40)%     (2.97)%       (14.42)%       0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets     (0.31)%     (1.25)%       (13.68)%       0.00%

     Portfolio turnover........     119.97%      76.09%        169.83%       0.00%




(a)  For the Year-Ended September 30, 1998.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period April 4,1996 (commencement of investment in accordance with objective) to September 30,1996.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                          First         First      Municipal  Municipal
                                        Lexington     Lexington      Fixed     Fixed
                                         Balanced      Balanced     Income    Income
                                           Fund         Fund         Fund      Fund
                                           ----         ----         ----      ----
                                          1998(a)      1997(f)       1996     1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....         $ 11.01     $ 22.60(g)     $200.00(g) $200.00(g)
Income from investment
     Operations:
     Net investment income ....            0.50        (12.54)     (177.40)      0.00
     Net realized and unrealized
      gain (loss) on investments          (0.61)          .99         0.00       0.00
     Total from investment income         (0.11)       (11.05)     (177.40)      0.00
                                         -------       -------     --------   --------
Less distributions:
     Dividends from realized gains        (0.14)        (0.01)        0.00       0.00
     Dividends from net
     investment income ........           (0.35)        (0.03)        0.00       0.00
                                         -------        -----      ---------  --------
Total from distributions ......           (0.49)        (0.04)        0.00       0.00
                                           -----        -----      ---------  --------

Net asset value at end of period        $ 10.41        $11.01    $   22.60    $200.00
                                         ======         =====      ========    ======

TOTAL ANNUALIZED
     RETURN (%) (e)...........            (1.09)        18.54(d)     (c)        (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period         6,341,373      3,064,511      8,988      100

     Ratio of expenses to
          average net assets ..            1.26%           3.06%    181.72%    0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..            1.00%            2.35    181.01%    0.00%
     Ratio of net investment
          Income to average net assets     3.01%            0.30%  (181.58)%   0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets            3.27%            1.01%  (180.86)%   0.00%

     Portfolio turnover........           17.79%            6.60%      0.00%   0.00%

(a)  For the Year-Ended September 30, 1998.
(b)  For the Period June 2, 1995  (commencement  of operations) to September 30,
     1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period March 13, 1997 (commencement of investment in accordance with objective) to September 30, 1997.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(f)  The name of the fund was  changed  during  the  period  (see  note 1).  (g)
     Beginning balance adjusted for reverse stock split (see Note 1)


FINANCIAL HIGHLIGHTS
--------------------
The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                                            Laidlaw         Laidlaw         Laidlaw
                                             Laidlaw      Laidlaw           Covenant        Covenant        Covenant
                                               Fund         Fund            Fund            Fund            Fund
                                               ----         ----            -----           ----            ----
                                               1998(a)     1997(b)(e)      1996(e)(c)      1995(e)         1994(e)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....               $ 1.96       $ 1.77             $1.78        $1.54            $1.54
     Income from investment
     Operations:
     Net investment income ....                 0.00         0.00              0.00         0.00             0.00
     Net realized and unrealized
          gain (loss) on investments            (0.06)       0.68              0.08         0.45             0.04
                                                -----        ----              ----         ----             ----
     Total from investment  income              (0.06)       0.68              0.08         0.45             0.04
                                               -------       ----              ----         ----             ----
Less distributions:
     Dividends from net
          investment income ...                 (0.01)       0.00              0.00         0.00             0.00
     Net realized gains........                  0.00       (0.49)            (0.09)       (0.21)           (0.04)
     Total from distributions..                 (0.01)      (0.49)            (0.09)       (0.21)           (0.04)
                                                 ----       ------            ------       ------           ------

Net asset value at end of period               $ 1.89       $1.96             $1.77        $1.78            $1.54
                                                 =====       =====            =====        =====            =====

TOTAL ANNUALIZED
     RETURN (%) (d)............                 (3.31)       40.40             6.19        29.59             2.86

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period..            1,112,399    2,920,342        3,313,000     4,497,000       4,381,000

     Ratio of expenses to
          average net assets ..                 2.15%        3.25%           4.81%         4.57%            5.20%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..                 1.50%        1.89%           2.44%         2.50%            2.50%
     Ratio of net investment
          Income to average net assets        (0.45)%      (1.35)%         (2.09)%       (2.10)%          (2.57)%
     Ratio of net investment
          income (after reimbursement)
          to average net assets                 0.13%        0.01%         (0.28)%         0.02%            0.11%

     Portfolio turnover .......                 0.00%       58.44%           5.92%        61.00%           73.00%



(a)  For the Year-Ended September 30, 1998.
(b)  The name of the fund was changed during the period (see Note 1).
(c)  For the Nine Months Ended September 30, 1996.
(d) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(e)  Per share data adjusted for share conversion 8.41 to 1.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                         Taxable     Taxable       Taxable      Taxable
                                         Money       Money         Money        Money
                                         Market      Market        Market       Market
                                         Fund        Fund          Fund         Fund
                                         ----        ----          ----         ----
                                        1998(a)      1997          1996         1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....         $1.00       $ 1.00       $ 1.00        $ 1.00
Income from investment
     Operations:
     Net investment income ....          0.04         0.03         0.04         0.002
     Net realized and unrealized
          gain (loss) on investments     0.00         0.00         0.00         0.000
                                         ----         ----         -----        -----
Total from investment  income            0.04         0.03         0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...         (0.04)       (0.03)       (0.04)       (0.002)
                                        -----        -----        -----        ------
     Total from distributions           (0.04)       (0.03)       (0.04)       (0.002)
                                        ------       ------       ------       -------
Net asset value at end of period         $1.00       $1.00       $ 1.00        $ 1.00
                                         ======     =======      =======       =======

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period       65,575,307 50,619,710   50,544,511     1,230,385

     Ratio of expenses to
          average net assets ..           1.30%      1.44%        1.25%        12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..           1.10%      1.12%        1.16%         0.47%
     Ratio of net investment
          Income to average net assets    4.12%      3.86%        4.12%       (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets           4.33%      4.19%        4.21%         0.65%

     Portfolio turnover .......           0.00%      0.00%        0.00%         0.00%



(a) For the Year-Ended September 30, 1998.
(b) For the Period June 2, 1995  (commencement  of  operations) to September 30,
1995.




NOTES TO FINANCIAL STATEMENTS

Note 1 - General

     The Unified Funds (the "Trust") is an Ohio business trust authorized to offer separate classes and sub-classes of beneficial interest. The Trust, which was organized on November 20, 1997, is the successor to the operations of the Vintage Funds. The Trust is a series company composed of four no-load funds (the "Funds") including The Starwood Strategic Fund, The Laidlaw Fund, The First Lexington Balanced Fund, and The Taxable Money Market Fund.

The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

The Laidlaw Fund seeks growth of capital, current income and growth of income. The Fund pursues this objective by investing principally in a diversified portfolio of common stock, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial assets classes.

The Taxable Money Market Fund seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

On December 20, 1996 the Fiduciary Value Fund changed its name to The Laidlaw Fund and acquired the assets of The Laidlaw Covenant Fund. The acquisition consisted of the transfer of all the assets and liabilities of The Laidlaw
Covenant Fund in exchange for shares of the Fiduciary Value Fund and the distribution of such shares to the shareholders of The Laidlaw Covenant Fund in liquidation of The Laidlaw Covenant Fund.

On February 1, 1997 The Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. In addition to the name change, the Fund changed its policy and sub-adviser. On March 6, 1997, The First Lexington Balanced Fund exercised a 1 for 20 reverse stock split.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

         A) Security Valuations

Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value.

         B) Securities Transactions

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. For federal income tax purposes, the cost of investments owned on September 30, 1998 were the same as identified cost. As of September 30, 1998 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


                                                                       Net Appreciation
      Fund                    Appreciation        Depreciation          (Depreciation)
      ------------            ------------        ------------          --------------
Starwood Strategic            $  15,274          $   (27,334)            $   (12,060)
First Lexington Balanced         80,354             (402,933)               (322,579)
Laidlaw Fund                    609,339                ---                   609,339

         C) Dividends and Distributions to Shareholders

Dividends, if any, from net investment income for The Starwood Strategic Fund, The Laidlaw Fund, and The First Lexington Balanced Fund are paid quarterly. Dividends, if any, from net investment income for The Taxable Money Market Fund are paid on a daily basis. Net realized long term capital gains, if any, are paid at least annually for each Fund. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed Dividend distributions are recorded on the ex-dividend date.

         D) Federal Income Taxes

It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E) Expenses

Direct expenses of each Fund are charged to the applicable Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Organizational costs and initial registration fees represent costs incurred in connection with the organization, registration and the initial public offering of the shares of the Trust and its Funds. Organizational costs and initial registration fees are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs and initial registration fees being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs and initial registration fees. Organizational costs and initial registration fees incurred were allocated accordingly to each of the four Funds prior to the commencement of operations. On February 2, 1998, The Adviser assumed the unamortized balance of organizational costs and registration fees in each Fund.

Prior to February 2, 1998 each Fund paid its own expenses. Effective February 2, 1998, The Adviser and the Unified Funds entered into a Management Agreement pursuant to which the adviser pays all of the operating expenses of the Unified Funds except shareholder servicing fees, brokerage fees, taxes, interest, 12b-1 fees, and extraordinary expenses. Each fund pays a management fee to the Adviser as described in note 3.

         F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in th contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Note 3 - Agreements and Other Transactions with Affiliates

The Trust has entered into a Management Agreement with Unified Investment Advisers, Inc. (the "Adviser"). The Adviser was formerly known as Vintage Advisers, Inc. In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Health Financial, Inc. The Trust has entered into an Administration Agreement with Unified Fund Services, Inc. ("Unified") to serve as transfer agent and shareholder service agent and provide fund accounting services. The Fund retains Unified Management Corporation (the "Distributor") as the principal distributor of the Fund's shares.

As investment adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Management Agreement.

Effective February 2, 1998 the Adviser provides investment advisory services and pays certain Fund expenses (see note 2) for which each fund pays on a monthly basis, an annual fee as follows:

                          % of Average Net                                      %of Average Net
Fund                      Assets of the Fund         Fund                       Assets of the Fund
----                      ------------------         ----                       ------------------
Starwood Strategic              1.25%               First Lexington Balanced          .75%
Laidlaw                         1.25%               Taxable Money Market              .90%

The Adviser has engaged Health Financial, Inc. (the "Sub-Adviser") to serve as sub-adviser to the First Lexington Balanced Fund. The Sub-Adviser receives an annual investment management fee, paid by the Adviser, for its management services. The fee is payable monthly, at the following rates: 0.40% of net assets up to $250 million; 0.35% of the next $250 million; and 0.30% of net assets in excess of $500 million.

Prior to February 2, 1998 the Adviser provided investment advisory services for which each Fund and was paid on a monthly basis, an annual fee as follows:

                         % of Average Net                                            % of Average Net
Fund                     Assets of the Fund         Fund                            Assets of the Fund
----                     ------------------         ----                            ------------------
Starwood Strategic           .75%                   First Lexington Balanced               .50%
Laidlaw                      .75%                   Taxable Money Market                   .50%


Until February 2, 1998, the Adviser engaged Health Financial, Inc. to serve as sub-adviser to the First Lexington Balanced Fund under the same fee arrangement as described above. Until February 2, 1998 the Adviser engaged Starwood Corporation to serve as sub-adviser to The Starwood Strategic Fund, and Fiduciary Counsel, Inc., to serve as sub-adviser to the Laidlaw Fund and The Taxable Money Market Fund. Each of these sub-advisers was entitled to an annual fee, paid by the Adviser, for its management services. The fees were payable monthly, at the following rates for each Fund respectively:


        Fund                       Fee (Percentage of Assets of the Fund)
       -------                     --------------------------------------
Starwood Strategic                 0.35% of net assets up to $250 million;
                                   0.30% of next $250  million of net assets;
                                   0.25% of net assets in excess of $500 million

Laidlaw                            0.35% of net assets up to $250 million;
                                   0.30% of next $250 million of net assets;
                                   0.25% of net assets in excess of $500 million

Taxable Money Market               0.07% of net assets up to $1 billion;
                                   0.05% of net assets of $1 billion or more

Unified is an affiliate of the Adviser. Unified, as administrator, receives an annual fee, payable monthly by each Fund. The fee is equal to 0.435% of the Fund's average net assets, for The Laidlaw Fund and Starwood Strategic Fund. For the First Lexington Balanced Fund and The Taxable Money Market Fund, the fee is equal to 0.185% of the Fund's average net assets. Prior to February 2, 1998 the Fund paid Unified transfer agent fees, shareholder service fees, fund accounting fees and administrative fees as follows:


Fund                  Amount        Fund                             Amount
----                  ------        ----                             ------
Starwood Strategic   $ 1,660        First Lexington Balanced         $2,978
Laidlaw              $ 4,116        Taxable Money Market            $30,619

Effective February 2, 1998 these fees are paid by the Adviser.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Acts of 1940. Under the Plan, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10% of the respective Fund's average daily net assets.


The Distributor is a registered broker/dealer and effected substantially all of the investment portfolio transactions for the funds. For the year-ended September 30, 1998, brokerage commissions paid to the Distributor by the Funds are as follows:

Fund                  Amount         Fund                            Amount
----                  ------         ----                            ------
Starwood Strategic   $ 4,103         First Lexington Balanced Fund    $-0-
Laidlaw              $ 2,364         Taxable Money Market             $-0-

The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Fund's average net assets owned beneficially by the institution's clients.

Note 3 - (Continued)

Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.

Note 4- Securities Transactions

For the twelve months ending September 30, 1998, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases          Sales
                                        ---------          -----
Starwood Strategic                   $  1,107,732    $  1,036,433
Laidlaw                                   ---             921,568
First Lexington Balanced                4,732,075         946,427



Note 5- Reclassification of Capital Accounts

The Funds have adopted Statement of position 93-2, "Determination, Disclosure, and Financial Statement presentation of Income, Capital Gain and return of Capital Distributions by Investment Companies". As a result of this Statement, the Laidlaw Fund changed the classification of distributions to shareholders to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, paid-in-capital and undistributed capital gains have been adjusted as of September 30, 1998 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets of The Laidlaw Fund for the year ended September 30, 1998.

           Paid-In Capital                    Undistributed Net Realized gain
           ---------------                    -------------------------------
                $570,000                                 ($570,000)

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
The Unified Funds:


We have audited the statements of assets and liabilities, including the portfolios of investments, of The Unified Funds (comprising, respectively, of the Starwood Strategic Fund, the Laidlaw Fund, the First Lexington Balanced Fund and the Taxable Money Market Fund) as of September 30, 1998, and the related statements of operations, the statements of changes in net assets, and the financial statements and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Unified Funds as of September 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 14, 1998